UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2019

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

International Stock Fund	April 30, 2019
PRITX	Investor Class
PAITX	Advisor Class
RRITX	R Class
PRIUX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE INTERNATIONAL STOCK FUND

HIGHLIGHTS

■	Your fund returned 12.64% in the six months ended April 30, 2019, handily outperforming the benchmark MSCI All Country World Index ex USA Net, the MSCI All Country World Index ex USA, and its Lipper peer group average.

■	The International Stock Fund benefited from stock selection in the financials, consumer discretionary, and information technology sectors, but stock selection in the health care and industrials and business services sectors detracted.

■	We buy and hold companies with durable franchises that we believe can generate steady earnings and cash flow growth over the long term.

■	We favor companies that we think can perform well amid a period of developed market weakness, with interest rates staying low or the U.S. dollar weakening.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Global markets performed well in the six months ended April 30, 2019, the first half of your fund’s fiscal year. The gains were broad-based, with nearly all developed and emerging markets recording positive returns. The U.S. dollar was mixed against major currencies during the period, helping insulate U.S. investors from last year’s headwind of falling currency-adjusted returns.

Such an outcome was hardly clear at the start of the period, when many global stock indexes tumbled briefly into bear market territory. In the U.S., investors initially seemed concerned about rising U.S. interest rates, with the Federal Reserve ostensibly on course to keep raising the federal funds rate through 2019. Worries soon shifted to an economic slowdown, as disappointing data accumulated on housing, manufacturing, business investment, and consumer spending.

Signs of weakness in European and Asian economies were even starker. The contraction in the massive Chinese manufacturing sector, often viewed as a barometer of global demand, was especially worrisome in light of the ongoing U.S.-China trade dispute. The export-focused economies of Japan and Germany also struggled as businesses cut back investment in anticipation of new trade barriers.

Political concerns weighed on sentiment as well. In Europe, the new populist Italian government appeared to be headed for a standoff with the European Union (EU) over Italy’s rising fiscal deficit, uncertainty over Brexit continued, and the French government sought to quell its own populist uprising in the form of the “yellow vest” protests. In the U.S., the partial government shutdown was seen as another threat to growth as it wore on.

The turnaround that began around the new year stemmed from improvements on many of these fronts. Most important, perhaps, was a pivot in Fed policy. In early January, Fed Chair Jerome Powell offered assurances that the central bank was prepared to counter any slowdown in the U.S. economy, and policymakers soon signaled that they did not expect any further rate increases in 2019. By April, many investors had even come to expect the Fed’s next move to be a rate cut.

The global economic picture also brightened somewhat. U.S. consumer spending picked up after the government shutdown ended in late January, and the job market remained strong. Signs that the Chinese economy was responding to new government stimulus emerged in April, and rising oil prices suggested healthy global demand.

Europe remained the outlier, with growth continuing to stall in the core economies of France and Germany. In response, the European Central Bank announced that it would keep short-term interest rates near 0% through at least year-end, while also providing a new round of subsidized loans to banks to spur credit growth. Some calming in the region’s political turbulence also helped restore confidence, particularly after the EU granted the UK a prolonged extension to come up with a revised Brexit plan.

Growing hopes for a resolution to the U.S.-China trade dispute further boosted global sentiment. In January, President Donald Trump declared that he was pleased with the progress in the negotiations, and he later canceled a March deadline for reaching a deal. In April, global markets rose after the president declared that an “epic” deal was near, and reports surfaced that an agreement might be signed as early as May.

As of this writing, no trade deal has been inked, and markets have again become volatile as the two sides seem to be hardening their positions once again. I have no special insight into whether an agreement will be reached, but a deepening of the conflict into an all-out trade war would surely be negative for markets.

That said, I am encouraged by much of the feedback I am getting from our managers, analysts, and economists, who continue to see considerable potential in pockets of the global economy. Within Asia, for example, our team in Hong Kong sees opportunities in the Chinese auto and property markets, while our Tokyo team thinks changes in Japan’s corporate governance will continue to benefit investors.

We think our emphasis on collaboration across offices and investment teams helps improve results for all our shareholders, and your fund’s manager is a key part of that process. I am confident that our combined efforts will continue to help you achieve your long-term investment goals.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

FUND COMMENTARY

How did the fund perform in the past six months?

The International Stock Fund returned 12.64% in the six months ended April 30, 2019. The fund outperformed its benchmark, the MSCI All Country World Index ex USA Net, the MSCI All Country World Index ex USA, and its Lipper peer group average. Effective July 1, 2018, the MSCI All Country World Index ex USA Net replaced the MSCI All Country World Index ex USA as the fund’s primary benchmark. The new index assumes the reinvestment of dividends after the deduction of withholding taxes applicable to the country where the dividend is paid; as such, the returns of the new benchmark are more representative of the returns experienced by investors in foreign issuers. (Returns for the Advisor, R, and I Class shares varied, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Stock selection was the primary driver of our strong relative returns. Stock selection in the financials sector was the largest relative performance contributor. Our large position in Hong Kong-based AIA Group generated strong absolute and relative results. AIA is a life insurer with exposure to many fast-growing markets in Asia, including mainland China. The company’s stock gained more than 30% from its late-2018 lows through the end of the reporting period. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Axis Bank was another strong absolute and relative performance contributor. The India-based bank’s shares climbed under the guidance of its new CEO. Axis reported significantly improved asset quality, as its nonperforming loans continued to decline (for a third consecutive quarter), and although credit costs remained above normal, investors took comfort in the CEO’s pledge that most issues had been captured by previous positioning. Improving operational trends, including loan growth and interest margins, led to operating profit growth that exceeded the market’s expectations.

Our consumer discretionary holdings posted the second-best contributions to absolute and relative returns. Internet and direct marketing retailers Naspers (South Africa) and Alibaba Group Holding (China) generated solid results. Naspers, which owns large stakes in Tencent Holdings (China) and Mail.ru (Russia), trades at a large discount to the firm’s underlying total net assets—management has been actively engaged in measures to address the discount, and those efforts led to a nearly 50% share price gain over the reporting period.

Alibaba gained in 2019 as its latest earnings report showed that its core business is growing strongly despite the challenging environment in China. The company’s key e-commerce business proved to be more resilient than expected—advertising revenues remained above expectations thanks to better user engagement. We think that Alibaba will monetize its massive user base through recommendations based on browsing, as well as the firm’s internet finance businesses.

We also generated a solid relative performance contribution from stock selection in the information technology sector, especially U.S.-based MasterCard. The global payment processor’s shares have rallied over the past 12 months as rising transaction volumes across a wider range of markets is leading to sustainable revenue and earnings gains.

The health care and industrials and business services sectors detracted from the portfolio’s relative results primarily due to stock selection and, in the case of health care, a substantial overweight allocation. As the reporting period progressed, we trimmed our allocation to pharmaceuticals and eliminated two longtime holdings, AstraZeneca (UK) and Astellas Pharma (Japan), and trimmed our positions in Bayer (Germany), Merck (Germany), and Chugai Pharmaceuticals (Japan). However, we took advantage of price weakness to build our position in Takeda Pharmaceutical (Japan).

We continued to trim our holdings in industrials and business services throughout the reporting period. Among our poorest performers were Japanese professional services holdings Persol Holdings and en-japan. We had added to both positions earlier in the reporting period. CK Hutchison Holdings, a diversified Hong Kong-based conglomerate, generated underwhelming performance and was among our largest sales in the past six months.

How is the fund positioned?

Overall, our regional views have not materially changed. Developed Europe (40% of portfolio assets) offers opportunities to buy durable growth companies with good risk/reward trade-offs. While it remained the largest regional weighting, we are slightly underweight versus the benchmark. Our holdings in developed markets in the Pacific ex-Japan region totaled 6%. Similarly, we are underweight Japan (14%), which has shown uneven economic growth this year. We have a modest overweight allocation to emerging markets (26%), and a small overweight allocation in North America.

We continued to add to our overweight allocation in consumer discretionary. However, we eliminated several of our significant detractors: Ctrip.com International (China) and Mercari (Japan) among our internet retailers and Bridgestone (Japan) in the auto-related segment. In the consumer staples sector, household products manufacturer Essity (Sweden) was a strong contributor and we added to our stake in Reckitt Benckiser (UK) on price weakness. Among food and staples retailers we added to our position and benefited from good gains in Jeronimo Martins (Portugal).

What is portfolio management’s outlook?

We seek to own growth stocks that we believe have been mispriced by the market on a medium-term view. Although the rally this year has reduced the number of compelling opportunities, some still exist. We have incrementally added to stocks we characterize as grinders—stable growth companies that we believe can perform well regardless of the economic environment—because many high-growth areas of the market have rallied sharply and are richly valued, in our view.

The outcome for Brexit negotiations remains foggy, and political considerations for Prime Minister Theresa May’s government continue to weigh on investor sentiment in the UK. Given this uncertainty, we have remained underweight to the UK, and our holdings there generally have limited domestic exposure.

One question we think will have to be answered in the second half of the year is whether we are late in an economic cycle, early in a new cycle, or in a shallow recession that might bring improving growth later in the year. In any case, we are aware of the risks and we intend to focus on bottom-up stock selection. To that end, we reduced some of our more cyclical holdings in areas such as luxury, which, in our view, already price in continued strong growth. At the same time, we added to several growth-focused cyclical holdings that had performed poorly and, in our view, are pricing in a much weaker economic environment than we believe is likely.

We increased our emerging markets exposure over the past six months, and at the end of the period, we held a modest overweight compared with our benchmark. We favor companies that we think can perform well amid a period of developed market weakness, with interest rates staying low or the U.S. dollar weakening. Additionally, we believe that many emerging markets have more attractive demographics and a stronger tailwind from rising consumption than developed markets. Corporate earnings in emerging markets appear to be improving after years of disappointing performance. The bottom line is we are finding compelling value in emerging markets companies versus similar companies in developed markets.

As always, we are focused on finding companies that we think will continue to post durable growth. We utilize a top-down overlay to complement our stock selection process. We believe our best insights will come at the company level rather than trying to time the markets.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. These risks are generally greater for investments in emerging markets.

BENCHMARK INFORMATION

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/19
Naspers, South Africa	2.9%
Essity, Sweden	2.1
Alibaba Group Holding, China	2.0
Takeda Pharmaceutical, Japan	1.9
Housing Development Finance, India	1.8
Thales, France	1.8
AIA Group, Hong Kong	1.8
NXP Semiconductors, Netherlands	1.8
Taiwan Semiconductor Manufacturing, Taiwan	1.8
Nestle, Switzerland	1.7
Tencent Holdings, China	1.7
UBS, Switzerland	1.7
British American Tobacco, United Kingdom	1.6
Magna International, Canada	1.5
Amcor, Australia	1.4
Koninklijke Philips, Netherlands	1.4
NTPC, India	1.3
Nippon Telegraph & Telephone, Japan	1.3
Samsung Electronics, South Korea	1.3
Seven & i Holdings, Japan	1.3
ASML Holding, Netherlands	1.3
MasterCard, United States	1.2
Jardine Matheson Holdings, Hong Kong	1.2
Smith & Nephew, United Kingdom	1.2
Bank Central Asia, Indonesia	1.2
Total	40.2%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has four share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)		
ARGENTINA 0.4%		
Common Stocks 0.4%		
Globant (USD)(1)	696,597	58,507
Total Argentina (Cost $36,194)		**58,507**
AUSTRALIA 2.1%		
Common Stocks 2.1%		
Amcor	18,272,574	206,551
South32	43,339,976	102,361
Total Australia (Cost $223,118)		**308,912**
AUSTRIA 1.1%		
Common Stocks 1.1%		
Erste Group Bank (2)	3,946,139	157,909
Total Austria (Cost $124,023)		**157,909**
BELGIUM 0.2%		
Common Stocks 0.2%		
Galapagos (1)	300,361	34,500
Total Belgium (Cost $30,347)		**34,500**
BRAZIL 1.1%		
Common Stocks 1.1%		
Banco Bradesco, ADR (USD)	13,231,835	119,881
StoneCo, Class A (USD)(1)(3)	1,653,637	47,608
Total Brazil (Cost $122,140)		**167,489**
CANADA 5.0%		
Common Stocks 5.0%		
Canadian Natural Resources	4,615,500	138,565

FRANCE 7.7%		
Common Stocks 7.7%		
Air Liquide	1,099,006	146,203
Airbus (2)	1,036,430	141,919
BNP Paribas	2,270,476	120,865
Dassault Aviation	87,781	132,837
EssilorLuxottica	1,341,429	163,438
LVMH Moet Hennessy Louis Vuitton (3)	100,171	39,329
Schneider Electric	647,063	54,753
Thales	2,273,232	271,601
Ubisoft Entertainment (1)	820,674	78,406
Total France (Cost $959,738)		**1,149,351**
GERMANY 5.3%		
Common Stocks 5.1%		
Bayer	2,485,531	165,375
Fresenius	1,547,667	88,008
Infineon Technologies	1,912,098	45,328
Knorr-Bremse (1)	595,245	64,623
Merck	637,955	68,000
SAP	1,006,273	129,717
Telefonica Deutschland Holding	14,912,960	48,428
Wirecard	415,510	62,770
Zalando (1)	1,831,531	86,314
		758,563
Preferred Stocks 0.2%		
Sartorius (6)	159,444	29,275
		29,275
Total Germany (Cost $704,336)		**787,838**
HONG KONG 3.6%		
Common Stocks 3.6%		
AIA Group	26,117,400	267,428
CK Hutchison Holdings	9,279,072	97,559

Jardine Matheson Holdings (USD)	2,672,500	175,931
Total Hong Kong (Cost $347,146)		**540,918**

INDIA 4.8%

Common Stocks 4.8%		
Axis Bank (1)	13,691,234	150,566
Housing Development Finance	9,517,380	273,111
Maruti Suzuki India	614,705	58,655
NTPC	102,958,822	197,651
Yes Bank	16,492,145	39,556
Total India (Cost $462,745)		**719,539**

INDONESIA 1.7%

Common Stocks 1.7%		
Bank Central Asia	85,908,600	173,542
Sarana Menara Nusantara	1,518,223,500	82,620
Total Indonesia (Cost $127,775)		**256,162**

ITALY 0.9%

Common Stocks 0.9%		
Banca Mediolanum (3)	18,927,661	139,019
Total Italy (Cost $147,189)		**139,019**

JAPAN 13.3%

Common Stocks 13.3%		
Chugai Pharmaceutical	1,149,400	72,891
Daiichi Sankyo	998,500	49,370
Disco	409,200	70,811
en-japan	1,416,000	46,112
Fujitsu General (3)(8)	5,696,400	83,182
Hoshizaki	512,600	33,233
Inpex	3,612,500	35,145
Japan Tobacco	1,017,100	23,503

Kansai Paint	1,954,200	37,260
Koito Manufacturing	994,200	59,533
Kusuri no Aoki Holdings (3)	439,300	31,022
Mitsubishi Electric	10,667,600	152,653
Murata Manufacturing	2,642,300	132,680
Nippon Telegraph & Telephone	4,700,900	195,597
Outsourcing (3)	2,137,200	28,099
Persol Holdings	4,375,900	82,483
Sega Sammy Holdings	3,928,300	49,757
Seven & I Holdings	5,629,100	194,808
Stanley Electric	3,030,600	82,169
Suzuki Motor	920,500	42,006
Takeda Pharmaceutical	7,808,911	288,162
Terumo	2,472,400	74,614
Trend Micro	640,800	32,035
Yahoo Japan	32,776,500	87,496
Total Japan (Cost $1,879,780)		**1,984,621**

NETHERLANDS 4.4%

Common Stocks 4.4%

ASML Holding	931,761	194,562
Koninklijke Philips	4,707,985	202,179
NXP Semiconductors (USD)	2,519,112	266,069
Total Netherlands (Cost $476,748)		**662,810**

PERU 0.5%

Common Stocks 0.5%

Credicorp (USD)	346,432	82,070
Total Peru (Cost $64,642)		**82,070**

PHILIPPINES 0.4%

Common Stocks 0.4%

SM Investments	2,904,800	52,995
Total Philippines (Cost $47,423)		**52,995**

PORTUGAL 2.1%

Common Stocks 2.1%		
Galp Energia	9,021,692	151,261
Jeronimo Martins	9,950,063	162,172
Total Portugal (Cost $300,143)		**313,433**

SAUDI ARABIA 0.3%

Common Stocks 0.3%		
Al Rajhi Bank	2,350,970	47,033
Total Saudi Arabia (Cost $34,425)		**47,033**

SOUTH AFRICA 3.8%

Common Stocks 3.8%		
FirstRand	24,675,953	117,434
Multichoice Group (1)	2,218,239	19,918
Naspers, N Shares	1,674,612	430,795
Total South Africa (Cost $467,014)		**568,147**

SOUTH KOREA 3.1%

Common Stocks 3.1%		
LG Household & Health Care	75,369	91,839
NAVER	1,666,427	170,663
Samsung Electronics	4,972,269	195,496
Total South Korea (Cost $344,152)		**457,998**

SPAIN 1.4%

Common Stocks 1.4%		
Amadeus IT Group, A Shares (2)	2,031,432	161,899
Grifols, ADR (USD)	2,493,291	47,722
Total Spain (Cost $117,738)		**209,621**

SWEDEN 2.6%		
Common Stocks 2.6%		
Essity, B Shares (2)	10,360,295	307,192
Hexagon, B Shares (2)(3)	1,522,440	83,174
Total Sweden (Cost $287,187)		**390,366**
SWITZERLAND 6.4%		
Common Stocks 6.4%		
dormakaba Holding	99,362	75,057
Julius Baer Group	2,522,972	121,872
Lonza Group	558,236	172,400
Nestle	2,713,482	261,248
Roche Holding	325,607	85,916
UBS Group	18,430,381	247,141
Total Switzerland (Cost $891,713)		**963,634**
TAIWAN 2.3%		
Common Stocks 2.3%		
Largan Precision	591,000	88,722
Taiwan Semiconductor Manufacturing	31,335,000	263,090
Total Taiwan (Cost $164,210)		**351,812**
THAILAND 0.6%		
Common Stocks 0.6%		
CP ALL	37,751,700	91,745
Total Thailand (Cost $42,925)		**91,745**
UNITED ARAB EMIRATES 0.7%		
Common Stocks 0.7%		
First Abu Dhabi Bank	17,056,704	74,288
Network International Holdings (GBP)(1)	4,087,760	27,772
Total United Arab Emirates (Cost $71,111)		**102,060**

SECURITIES LENDING COLLATERAL 0.4%

Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 0.4%

Short-Term Funds 0.4%

T. Rowe Price Short-Term Fund, 2.59% (7)(8)	6,002,556	60,026
Total Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank		60,026
Total Securities Lending Collateral (Cost $60,026)		**60,026**
Total Investments in Securities		
99.9% of Net Assets (Cost $11,997,604)		**$ 14,934,541**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares and Notional Amount are denominated in the currency of the country presented unless otherwise noted.
(1) Non-income producing
(2) All or a portion of this security is pledged to cover or as collateral for written call options at April 30, 2019.
(3) All or a portion of this security is on loan at April 30, 2019. See Note 4.
(4) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $26,352 and represents 0.2% of net assets.
(5) Level 3 in fair value hierarchy. See Note 2.
(6) Preferred stocks are shares that carry certain preferential rights. The dividend rate may not be consistent each pay period and could be zero for a particular year.
(7) Seven-day yield
(8) Affiliated Companies
ADR American Depositary Receipts
CNH Offshore China Renminbi
EUR Euro
GBP British Pound
HKD Hong Kong Dollar
JPY Japanese Yen
SEK Swedish Krona
USD U.S. Dollar

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The International Stock Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies. The fund has four classes of shares: the International Stock Fund (Investor Class), the International Stock Fund–Advisor Class (Advisor Class), the International Stock Fund–R Class (R Class), and the International Stock Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain prior year amounts in the accompanying financial statements and financial highlights have been restated to conform to current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class and R Class each pay Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets.

Redemption Fees Prior to April 1, 2019, a 2% fee was assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees were withheld from proceeds that shareholders received from the sale or exchange of fund shares. The fees were paid to the fund and were recorded as an increase to paid-in capital. The fees may have caused the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended April 30, 2019, the fund realized $91,254,000 of net gain on $343,111,000 of in-kind redemptions.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2019 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended April 30, 2019. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at April 30, 2019, totaled $599,000 for the six months ended April 30, 2019.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended April 30, 2019, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of April 30, 2019, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended April 30, 2019, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the same business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction.This ability is subject to the liquidity of underlying positions. As of April 30, 2019, no collateral had been posted by the fund to counterparties for bilateral derivatives. As of April 30, 2019, collateral pledged by counterparties to the fund for bilateral derivatives consisted of $580,000 cash. As of April 30, 2019, no margin had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended April 30, 2019, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally less than 1% of net assets.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and, for options written, potential losses in excess of the fund’s initial investment. During the six months ended April 30, 2019, the volume of the fund’s activity in options, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging market countries; at period-end, approximately 27% of the fund’s net assets were invested in emerging markets. Emerging markets generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At April 30, 2019, the value of loaned securities was $58,443,000; the value of cash collateral and related investments was $60,026,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,570,074,000 and $2,832,679,000, respectively, for the six months ended April 30, 2019.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At April 30, 2019, the cost of investments for federal income tax purposes was $12,044,952,000. Net unrealized gain aggregated $2,887,633,000 at period-end, of which $3,565,849,000 related to appreciated investments and $678,216,000 related to depreciated investments.

NOTE 6 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2019, the fund had no deferred tax liability attributable to foreign securities and $36,421,000 of foreign capital loss carryforwards, including $4,206,000 that expire in 2020, $1,853,000 that expire in 2021, $514,000 that expire in 2022, $7,545,000 that expire in 2023, $10,964,000 that expire in 2026, $11,337,000 that expire in 2027, and $2,000 that expire in 2028.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2019, the effective annual group fee rate was 0.29%.

The R Class is subject to a contractual expense limitation through the limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended April 30, 2019 as indicated in the table below. Including this amount, expenses previously waived/paid by Price Associates in the amount of $2,000 remain subject to repayment by the fund at April 30, 2019. To the extent any expenses are waived or reimbursed in accordance with an expense limitation, the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense. Any repayment of expenses previously waived/paid by Price Associates during the period, if any, would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended April 30, 2019, expenses incurred pursuant to these service agreements were $34,000 for Price Associates; $802,000 for T. Rowe Price Services, Inc.; and $225,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended April 30, 2019, the fund was charged $317,000 for shareholder servicing costs related to the college savings plans, of which $257,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the Statement of Assets and Liabilities. At April 30, 2019, approximately 3% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price Funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2019, the fund was allocated $360,000 of Spectrum Funds’ expenses and $5,233,000 of Retirement Funds’ expenses. Of these amounts, $2,024,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price Fund in proportion to the average daily value of its shares owned by the Spectrum Funds. Approximately $6,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2019, approximately 72% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At April 30, 2019, approximately 67% of the I Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2019, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of April 30, 2019.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, the fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, the fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-PORT and N-Q are available electronically on the SEC’s website (sec.gov).

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In that regard, at an in-person meeting held on March 11–12, 2019 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract and Subadvisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and Subadvisor and the approval of the Advisory Contract and Subadvisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract and Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract and Subadvisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor and Subadvisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2018, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to contractual expense limitations agreed to by the Advisor with respect to the R Class and I Class). Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the first quintile (Investor Class Expense Group) and second quintile (Advisor Class Expense Group and Expense Universe), and the fund’s total expenses ranked in the first and second quintiles (Investor Class Expense Group) and first quintile (Advisor Class Expense Group and Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 14, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 14, 2019

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	June 14, 2019